SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2019

Lotus Bio-Technology Development Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-54745	TBA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 2559 Parkview Lane
Port Coquitlam , BC V3C6M1
(Address, including zip code, of principal executive offices)

604-783-9664

Registrant’s telephone number, including area code

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Lotus Bio-Technology Development Corp. has engaged accountants, auditors and lawyers and is working to complete the periodic reports for the quarterly periods ending June 30, 2018, September 30, 2018, December 31, 2018 and June 30, 2019, and for the year ended March 31 2018. The company anticipates completion and filing of these reports in the next 30 days.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lotus Bio Technology Development Corp.

/s/ Zoltan Nagy

Zoltan Nagy

Chief Executive Officer

Date: September 20, 2019

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